                                                                   Exhibit 10.37


                                  AMENDMENT #3

                                       to

                          LICENSE SOFTWARE ADDENDUM #1

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                               KYOCERA CORPORATION

                                       and

                         PEERLESS SYSTEMS(R) CORPORATION



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Kyocera/Peerless MTLA Addendum #1, Amendment #3                     CONFIDENTIAL
--------------------------------------------------------------------------------

                AMENDMENT #3 TO LICENSED SOFTWARE ADDENDUM #1 TO
                   MASTER TECHNOLOGY LICENSE AGREEMENT (MTLA)
                               DATED APRIL 1, 1997

This Amendment #3 is entered into on September 28, 2001 (the "Effective Date") by and between Peerless Systems(R)Corporation ("Peerless") and Kyocera Corporation ("Kyocera"), jointly referred to as the "parties".

WHEREAS, Kyocera and Peerless entered into both a Master Technology License Agreement dated April 1, 1997 (referred to as the "MTLA"), and a Licensed Software Addendum #1, dated April 1, 1997 as amended (collectively referred to as the "LSA #1") under which Peerless granted Kyocera certain rights in its Licensed Software Products; and,

WHEREAS, the parties agree that the LSA #1 should be further amended to reflect business terms, modifications and changes previously agreed to between the parties, as detailed in this Amendment #3.

NOW THEREFORE, the parties agree to the following modifications, revisions and additions to the LSA #1:

1. Kyocera shall pay to Peerless U.S.$* (* dollars) within thirty (30) days of the date of invoice, such payment being due upon execution, and once paid, is non-refundable, non-creditable and non-transferable. Peerless and Kyocera herein amend the LSA to:

    a) Extend the Monochrome and Color pre-paid Limited Distribution Licenses issued under this LSA #1 until December 31, 2001 under the same terms and conditions contained in LSA #1 as amended hereto. Kyocera agrees that it shall relinquish any claim of recovery to any portion of the License granted under LSA #1 hereto which has not been offset by actual Equivalent Recurring License Fees (as described in Section 7.3 of the LSA #1); and

    b) Add an additional Limited Distribution License for Monochrome and Color Products with a value of U.S. $* (* dollars) which shall be granted by Peerless to Kyocera under the same terms and conditions established under LSA #1, except for the following modifications:

         i) The Equivalent Recurring License Fee shall be *% (* percent) for both Monochrome and Color products.

         ii) The License granted herein shall remain effective until the incremental U.S. $* (* dollars) license is fully offset by actual earned Equivalent Recurring License Fees.

    c) Extend the Unlimited License on the Drivers for the PeerlessPrint(R)5C Win3.1/95/98/NT4.0, the PeerlessPrint(R)XL Win3.1/95/98/NT4.0 and the PeerlessPrint(R)XL v2.0 Win3.1/95/98/NT4.0 to be contemporaneous with the Licenses granted in Section 1a) and 1b) above.

2. Kyocera agrees that Peerless has completed, and Kyocera has accepted, all deliverables associated with this Amendment #3. This Amendment #3 does not increase any obligations of Peerless pursuant to deliverables defined in the MTLA.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                                    -          -

Kyocera/Peerless MTLA Addendum #1, Amendment #3                     CONFIDENTIAL
--------------------------------------------------------------------------------

3. Both the Limited Distribution Fee set out in paragraph 7.2 of the LSA #1 that has been paid by Kyocera and the Fee set out in paragraph 1 hereinabove are non-refundable, non-creditable and non-transferable.

4. Except as specifically modified herein, all other terms and conditions of the MTLA and the LSA #1 shall remain in full force and effect. The MTLA and LSA #1, as amended, together with this Amendment #3 constitute the entire agreement between the parties with respect to the matters covered herein.

IN WITNESS WHEREOF, the parties have caused this Amendment #3 to be executed by their respective authorized representatives as of the Effective Date.

KYOCERA CORPORATION                                PEERLESS SYSTEMS CORPORATION


By: /s/ Katsumi Komaguchi                          By: /s/ Ron Davis
    -----------------------------------------          -------------------------
Name:  Katsumi Komaguchi                           Name:  Ron Davis
Title: General Manager, Printer Division           Title: Vice President: Sales
                                                          and Field Operations

Date:  October 30, 2001                            Date:  October 8, 2001
///End


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